EXHIBIT 17

                             JOINT FILING AGREEMENT,
                          DATED AS OF NOVEMBER 15, 2001


         In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of IT Stock, LLC, NTOP Holdings, L.L.C., IDT Domestic-Union, LLC, IDT Investments Inc., IDT Nevada Holdings, Inc., IDT Domestic Telecom, Inc., IDT Telecom, Inc., IDT Corporation, Howard S. Jonas, ITelTech, LLC and AT&T Corp. on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to shares of Common Stock, par value $0.01 per share, of Net2Phone, Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 15th day of November 2001.


                                 IT STOCK, LLC

                                 By:   NTOP Holdings, L.L.C., its member


                                       By:  /s/ JOYCE J. MASON
                                           ------------------------------------
                                           Name:  Joyce J. Mason
                                           Title: Manager


                                 NTOP HOLDINGS, L.L.C.


                                 By:  /s/ JOYCE J. MASON
                                     ----------------------------------------
                                     Name:  Joyce J. Mason
                                     Title: Manager


                                 IDT DOMESTIC-UNION, LLC


                                 By: IDT Domestic Telecom, Inc., its managing member


                                       By:  /s/ MOTTI LICHTENSTEIN
                                           ------------------------------------
                                           Name:  Motti Lichtenstein
                                           Title: CEO

                                 IDT INVESTMENTS INC.


                                 By:  /s/ ANTHONY S. DAVIDSON
                                     ------------------------------------------
                                       Name:  Anthony S. Davidon
                                       Title: Vice President and CFO


                                 IDT NEVADA HOLDINGS, INC.


                                 By:  /s/ ANTHONY S. DAVIDSON
                                     ------------------------------------------
                                       Name:  Anthony S. Davidon
                                       Title: Vice President and CFO


                                 IDT DOMESTIC TELECOM, INC.


                                 By:  /s/ MOTTI LICHTENSTEIN
                                    ------------------------------------
                                    Name:  Motti Lichtenstein
                                    Title: CEO


                                 IDT TELECOM, INC.


                                 By:  /s/ MOTTI LICHTENSTEIN
                                    ------------------------------------
                                    Name:  Motti Lichtenstein
                                    Title: CEO


                                 IDT CORPORATION


                                 By:  /s/ HOWARD S. JONAS
                                     ------------------------------------------
                                       Name:  Howard S. Jonas
                                       Title: Chairman



                                  /s/ HOWARD S. JONAS
                                 ----------------------------------------------
                                 Howard S. Jonas


                                 ITELTECH, LLC


                                 By: /s/ ROBERT FEIT
                                     ------------------------------------------
                                       Name:  Robert Feit
                                       Title: President

                                 AT&T CORP.


                                 By: /s/ ROBERT FEIT
                                     ------------------------------------------
                                       Name:  Robert Feit
                                       Title: General Attorney and
                                              Assistant Secretary